Second Quarter 2006
Investor Presentation

    This presentation contains forward-looking statements, as defined by Federal securities laws, relating to present or future trends or factors affecting the operations, markets and products of First Security Group, Inc.  These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to First Security’s most recent documents filed with the Securities and Exchange Commission.
    First Security undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward-Looking Statements

GAAP Reporting versus Operating Results
    This presentation contains references to operating results. These amounts and ratios are calculated using net operating income (net of tax) which excludes extraordinary items as defined by GAAP and non-recurring items.  Furthermore and in accordance with SNL Financial practice, our core efficiency ratio is calculated on a fully tax equivalent basis excluding one-time and non-cash items.  Since these items and their impact on First Security's performance are difficult to predict, First Security believes presentation of its financial measures excluding the impact of these items is useful information and important for a complete understanding of its core operating results.  Reconciliations for each core number are included in the first quarter earnings release which is available on First Security’s website, www.FSGBank.com.

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Headquarters in Chattanooga, Tennessee
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Nearly seven years in operation as First Security founded in Sept,1999 by current management team
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Assets of $1.1 billion
37 banking offices and 3 leasing offices in Tennessee and north Georgia
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Strategic focus on small to medium-sized owner-managed businesses and consumers
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FSGI Corporate Profile

* As of July 25, 2006
FSGI Market Statistics
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17.6 million shares outstanding
Listed on Nasdaq NM under FSGI in August 2005
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Market capitalization of $202 million*
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Institutions hold 25.2% of shares
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Average daily trading volume (3-mo.) is 20,040 shares

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Earnings momentum from organic growth and acquisitions
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Sound asset quality
Excellent core deposit base
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Infrastructure in place to support additional growth
Experienced management team in all First Security markets
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Investment Appeals

Management Team with
Extensive In-Market Experience
* Includes FSGI directors, advisory board directors, senior management and regional bank presidents.

Name	Title	Age	Years in Banking	Previous Experience
Rodger Holley	CEO	59	33	. Pioneer
Monty Montgomery	COO	52	28	. First American
Chip Lusk	CFO	38	16	Pioneer
Larry Richey	Senior Risk Officer	57	27	Bank of America
David Haynes	Senior Loan Officer	53	30	AmSouth

Directors and senior management own 12.2% of FSGI*

Acquirer	HQ State	Target	Year
BB&T Corp	NC	First Citizens Bancorp	. 2006
SunTrust Banks Inc.	GA	National Commerce Financial Corp.	. 2004
Regions Financial Corp.	AL	Union Planters Corp.	. 2004
BB&T Corp	NC	BankFirst Corp.	. 2000
BB&T Corp.	NC	Hardwick Holding Co.	2000
AmSouth Bancorp.	AL	First American Corp.	1999
First American Corp.	TN	Pioneer	1998
Target Dislocated Customers and Hire Their Bankers
Capitalizing on Recent Bank
Consolidations within Footprint

Rank	Institution	HQ State	In-Market Deposits ($000)	Market Share (%)	# Branches
1	First Horizon	TN	3,323.6	19.4	53
2	SunTrust	GA	2,947.9	17.2	59
3	AmSouth	AL	2434.9	14.2	51
4	Home Federal Bank	TN	1,144.0	6.7	16
5	BB&T Corp.	NC	1,113.8	6.5	25
6	First Security Group, Inc.	TN	851.0	5.0	35
7	Regions Financial Corp.	AL	680.3	4.0	27
8	Wachovia Corp.	NC	481.9	2.8	6
9	Bank of America	NC	369.4	2.2	9
10	NW Services Corp.	GA	349.6	2.0	5
Share of deposits for top 10 banks within footprint of FSGI*
*Source:  SNL based on June 2005 FDIC call reports
Organic Growth Opportunities

Organized into Six Regions
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  Regional bank presidents
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 Local decision-making
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 Local advisory boards
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 Local strategies andidentities
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 Knowledge of local markets
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Serve small andmedium-sized businesses
within each market
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Customers get to know their  bankers
~ A Focus on Personalized Sales and Service ~

Acquisitions
De novos
More Offices Make Banking
More Convenient
Dalton
GA
Dalton
GA
Rocky Face
GA
Signal Mtn.
TN
Chattanooga
TN
Chattanooga
TN
Ooltewah
TN
Maynardville
TN
Maynardville
TN
Cookeville
TN
Cookeville
TN
Gainesboro
TN
Whitleyville
TN
Granville
TN
Cleveland
TN
Varnell
GA
Knoxville
TN
Loudon
TN
Jefferson City
TN
Ringgold
GA
Dalton
GA
Dalton
GA
Sweetwater
TN
Madisonville
TN
Tellico Plains
TN
Lenoir City
TN
Knoxville
TN
Knoxville
TN
Madisonville
TN
Dalton
GA
Dalton
GA
Dandridge
TN
Knoxville
TN
Nashville
TN
Memphis
TN
Knoxville
TN
Chattanooga
TN
Chattanooga
TN
East Ridge
TN
Sweetwater
TN
Athens
TN
 2000
 2002
2001
 2003
 2004
 2005
1999

4.5 yr. CAGR Loan Growth:  23.9%
4.5 yr. CAGR Core Deposit* Growth:   23.5%
* Core deposits = Transaction accounts + Retail CDs
Strong Deposit and Loan Growth

Commercial
Leases, 8%
Consumer,
 10%
1-4 Family
Residential,
28%
Multi-Family,
1%
C&I,
14%
Commercial
RE, 21%
Construction/
Land Development,
 18%
Total loans = $800.3 million at June 30, 2006
Portfolio Mix Reflects Market
Opportunities

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  71% core deposits
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  Avg. cost of deposits is 2.70%
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  Brokered CDs fund leasing portfolio
Total Deposits = $907.4 million at June 30, 2006
Brokered Deposits, 10%
CDs >$100M,
20%
CDs < $100M, 27%
Savings & MM, 16%
Int.-Bearing
DDAs, 8%
Non-Interest DDAs, 20%
Deposits are Low-Cost & Stable

Equipment leasing through J&S Leasing, Inc. and
Kenesaw Leasing, Inc.
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 Leases construction equipment, trucks, tractors and trailers
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  $64.1 million outstanding at average yield of 13.82%
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Wealth Management Group
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 Offers private banking, financial planning, asset managementand trust services
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 Achieved breakeven in 18 months
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Expanded mortgage banking operations
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  2005 mortgage originations totaled $85.3 million;
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1H 2006 were $51.3 million
Diversifying Our Revenue Stream

Decentralized Sales & Service with
Centralized Operations
Back office activities centralized at holding company level:
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Accounting
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Credit Administration/Collection & Recoveries
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Human Resources/Training
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Risk Management/Audit, Compliance & Loan Review
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Treasury/ALCO Management
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Focus on localized delivery of sales and service
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Decision-making structured for growth
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Six regional delivery points
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New headquarters building to be completed 3Q 2006

Non- Performing Assets + 90 days
as a % of Total Assets
Asset Quality is Sound

	2004	2005	∆%
Net Operating Income* ($M)	3,482	7,742	+122.3%
Diluted Operating EPS* ($)	0.27	0.52	+92.6%
Operating ROATE*(%)	5.10	8.84	+73.3%
Operating ROAA* (%)	0.51	0.87	+70.6%
NIM, fully tax-equivalent (%)	4.83	5.15	+6.6%
Core Efficiency Ratio** (%)	73.04	66.34	-9.2%
*  Before extraordinary and non-recurring items
** Before extraordinary, nonrecurring and non-cash items
2005 Results: A Balanced Performance

	1H’05	1H’06	∆%
Net Operating Income* ($M)	2,872	5,290	+84.2%
Diluted Operating EPS* ($)	0.22	0.30	+36.4%
Operating ROATE*(%)	8.02	9.85	+22.8%
Operating ROAA* (%)	0.72	1.00	+38.9%
NIM, fully tax-equivalent (%)	5.20	5.27	+1.3%
Core Efficiency Ratio** (%)	70.05	65.25	-6.9%
*  Before extraordinary and non-recurring items
** Before extraordinary, nonrecurring and non-cash items
First Half: Continuing Improvement

(Millions)
* Excludes extraordinary and non-recurring items
1H Net Income
Up 76.3%
Net Income

* Excludes extraordinary and non-recurring items.
1H Diluted EPS
Up 30.4%
Earnings Per Share

 *  Excludes extraordinary items
 ** Excludes extraordinary and non-recurring items.
1H ROAA Up 25 BP
Return on Average Assets

* Excludes extraordinary and non-recurring items.
Return on Average Equity

* Tax-equivalent basis
Net Interest Margin*

* Excludes extraordinary, non-recurring and non-cash items.
Improved 415 BP from 2Q’05
Core Efficiency Ratio *

4.5 yr. Revenue CAGR = 33.4%
4.5 yr. Non-Interest Expense = 29.6%
(Millions)
*Annualized first half data
Improved Operating Leverage

  *  Based on closing price on 7/25/06  ** Based on average analyst estimate
Attractive Valuation
Market Statistics*	FSGI
Price/ Book	146.4%
Price/ Tangible Book	190.2%
Price/ LTM Core EPS	19.5X
Proj. ‘06 Core EPS Growth**	20.5%

Where Are We Going?
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Leverage the existing franchise
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Maintain strong asset quality
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Maintain balance between growth and profitability
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Goals over the next three years include:
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Annual earnings per share growth > 15%
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Efficiency ratio < 60%
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Annual balance sheet growth: 8% -12%
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Incentives align to achieve performance goals
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Position FSGI as one of the preeminent Tennessee franchises

Nasdaq:  FSGI